--------------------------------------------------------------------------------
SPONSORSHIP  AGREEMENT
--------------------------------------------------------------------------------

THIS AGREEMENT dated February 16, 1999, is made

BETWEEN
           CANACCORD CAPITAL CORPORATION, a member of the Vancouver Stock Exchange (the "Exchange"), of Suite 2200 - 609 Granville Street, Vancouver, British Columbia, V7Y 1H2

                                                    (the "Member");
AND
           PANORAMIC CARE MANAGER, INC., a company incorporated under the law of Colorado, of 11350 West 72nd Place, Arvada, Colorado, 80005

                                                    (the "Issuer").

WHEREAS:

A. The Issuer has not previously carried out a distribution of its securities to the public, and intends to file a conditional listing application to list its common shares (the "Shares") on the Vancouver Stock Exchange (the "Exchange") (the "Transaction");

B. Pursuant to Exchange Policy No. 4 as amended ("Policy No. 4"), the Exchange requires that the Issuer obtain a member to act as its sponsor within the meaning of Policy No. 4 as a condition of approval of the Transaction;

THE PARTIES to this Agreement therefore agree:

1.        DEFINITIONS AND INTERPRETATION

1.1       DEFINITIONS

In this Agreement:

     (a) "Act" means the Securities Act, (British Columbia), R.S.B.C. 1996, as amended, the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued by the Commission;

     (b) "Approval Date" means the date the Shares commence trading on the Exchange;

     (c)  "Business" means the corporate undertaking of the Issuer;

     (d) "Canadian Securities Acts" means the securities legislation in force in each of the provinces of Canada;

     (e)  "Commission" means the British Columbia Securities Commission;

     (f) "Control Block" means a holding of Shares or other securities of the Issuer or both held by a person or combination of persons acting jointly or in concert to which are attached more than 20% of the voting rights attached to all outstanding Voting Securities;

     (g)  "Exchange" has the meaning assigned above;

     (h) "Exchange Policy" means a policy listed in the Exchange's Corporate Finance Services Policy and Procedures Manual;

     (i) "Issuer" has the meaning assigned above and includes any wholly-owned or partially-owned subsidiaries of the Issuer;

     (j)  "Material Change" has the meaning defined in the Act;

     (k)  "Member" has the meaning assigned above;

     (l)  "Proceeds" means the proceeds from the Public Offering, if any;

     (m) "Public Offering" means the offering of the Issuer's securities contemplated to be made by the Member as agent contemporaneously with or after the closing of the Transaction, if any;

     (n)  "Quarterly Report" means a report of the Issuer in Form 61 to the Act;

     (o) "Reports" means any business plans, engineering reports, geological reports, technical reports, valuation opinions or similar documents concerning the Business;

     (p)  "Transaction" has the meaning assigned in Recital A; and

     (q) "Voting Security" means a security of the Issuer that carries a voting right under all circumstances.

2.        INVESTIGATION BY MEMBER

2.1 The Issuer shall at all times afford full access to the Member and its authorized representatives to all properties, books, contracts, commitments and other corporate records, and shall furnish the Member with copies thereof and such other information concerning the Business as the Member may request, in order that the Member may undertake an investigation of the Issuer and the Business.

2.2       The Issuer shall forthwith provide the Member with:

     (a) the most recent audited financial statements concerning the Issuer, and unaudited financial statements, prepared as of a date satisfactory to the Member in draft if the financial statements have not been finalized;

     (b) such information as necessary so as the Member can prepare a Pre-Listing Application and Fact Sheet in the form required by the Exchange;

     (c) a draft disclosure document (prospectus or filing statement) appropriate to the Transaction;

     (d) fully completed and executed personal information forms in Form 4B to the Act for all directors and officers;

     (e) copies of all Reports which are available, in final form or in draft if such Reports have not been finalized;

     (f) questionnaires, in the form provided by the Member, completed in full by each of its directors and each member of its senior management;

     (g)  copies of all relevant material contracts.

2.3 Upon conclusion of its investigation, the Member shall give notice to the Issuer whether it has decided to act as the Issuer's sponsor with regard to the Transaction.

3.         TERM

This Agreement shall be effective from the date hereof until:

     (a) if the Member gives notice to the Issuer that it has decided not to act as the Issuer's sponsor with regard to the Transaction, the date such notice is given; or

     (b) if the Member gives notice to the Issuer that it has decided to act as the Issuer's sponsor with regard to the Transaction, the close of business on that day falling one year from the Approval Date;

unless it is terminated earlier by the Member in accordance herewith.

4.        FEE

4.1       The Issuer will pay the Member a fee of U.S. $10,000.00 (plus
G.S.T.) (PAID) in consideration of the Member acting as the Issuer's sponsor with regard to the Transaction. The Fee will be due as to (a) 50% upon execution of this Agreement and; (b) 50% upon acceptance of the Issuer's Application by the Pre-Listing Advisory Committee of the Exchange.

The Member's G.S.T. Number is 133567545.

4.2 The Issuer's obligation to pay the above fee earned by the Member up to the date of termination of this Agreement shall survive the termination of this Agreement.

5.        COVENANTS  OF  THE  ISSUER

5.1 If, during the term of this Agreement, a Material Change in the assets, liabilities (contingent or otherwise), business, operations or capital of the Issuer should occur, or be anticipated or threatened, the Issuer shall notify the Member immediately, in writing, with full particulars of the change.

5.2 If the Issuer is not certain as to whether a Material Change has occurred, the Issuer shall promptly notify the Member in writing of the full particulars of the event giving rise to the uncertainty, and shall consult with the Member as to whether such event constitutes a Material Change.

5.3 The Issuer shall provide the Member with copies of all Reports forthwith upon preparation or receipt of same.

5.4       The Issuer shall notify the Member of:

     (a)  any change proposed to be made in the Business;

     (b)  any proposed issuance of a Control Block;

     (c) any proposed sale or other disposition of any outstanding shares in the capital of any Subsidiaries wholly or partially owned by the Issuer;

forthwith upon the proposal of such change, issuance, sale or disposition.

5.5 The Issuer shall notify the Member of any proposed change to the constitution of the Board of Directors of the Issuer, or to the membership of senior management of the Issuer, forthwith upon the proposal of such a change. Forthwith after giving such notification, the Issuer shall provide the Member with a questionnaire in the form provided by the Member, completed in full by the proposed candidate. The Issuer shall promptly notify the Member, in writing of any resignations, terminations or departures of members of the Board of Directors or senior management.

5.6 The Member reserves its right to terminate this Agreement, resign as sponsor and to notify the Exchange of its decision to resign should it object to any of the proposed changes set forth in Subsections 5.4 and 5.5.

5.7 The Issuer shall provide the Member with copies of all Quarterly Reports, press releases, promotional materials, material change reports, materials prepared in connection with the Issuer's annual general meeting and any special meetings of shareholders, annual reports, and financial statements prepared by or for the Issuer forthwith upon preparation or receipt of the same.

5.8 The Issuer shall notify the Member of any circumstances where the Issuer does not expect to comply with a filing deadline imposed by regulatory authorities. Where possible, such notification shall be provided at least 10 business days before the deadline.

5.9 If the Issuer sells Shares or other securities to the public during the Member's term as sponsor, then, commencing the last day of the month in which such sale closes, the Issuer will, upon request by the Member, provide the Member with quarterly sources and uses of funds statements within 15 days of each month's end. Such statements will illustrate variances with the use of proceeds set out in the prospectus prepared in connection with the sale of Shares or other securities.

5.10 The Issuer shall at all times use its best efforts to assist the Member in carrying out its duties as sponsor.

5.11 The Issuer acknowledges that it has appointed Jill Flateland as its officer responsible for carrying out its reporting obligations to the Member hereunder, and agrees that the Member may direct and address all inquiries and submit all notices hereunder to the attention of Jill Flateland.

5.12 Nothing in this Agreement is or shall be construed as a fetter on the discretion of the directors of the Issuer.

5.13 All information relating to the Issuer provided by the Issuer to the Member shall be directed to the corporate finance department of the Member, and the Issuer will not disclose to any other person associated with the Member any information relating to the Issuer which is not publicly available.

6.        ACKNOWLEDGEMENTS OF ISSUER

6.1 The Issuer acknowledges that the Member has informed the Issuer and its directors and management of their responsibilities concerning continuous and timely disclosure under the Act, and in particular, without limitation, of the Issuer's responsibility to issue a press release, and file a material change report, in the event of a Material Change in the business, operations, assets or ownership of the Issuer. The Issuer further acknowledges in this regard that it has been made aware by the Member of the services offered by commercial news disseminators.

6.2 The Issuer acknowledges that the Member has advised the Issuer concerning the Exchange's on-going requirements concerning the minimum distribution of the Shares.

7.        REPRESENTATIONS, WARRANTIES AND INDEMNIFICATIONS OF THE ISSUER

7.1 The Issuer warrants and represents to the Member, and acknowledges that the Member has relied on such warranties and representations in entering into this Agreement, that:

     (a) the responses in all questionnaires completed by the directors and senior management personnel of the Issuer and provided to the Member pursuant to this Agreement shall be accurate and complete;

     (b) the descriptions of the assets and the liabilities of the Issuer set out in the balance sheets of the Issuer, including the notes thereto, to be provided to the Member will be true and correct, will accurately and fairly present the financial position and condition of the Issuer as at the respective dates thereof, will reflect all liabilities

          (absolute, accrued, contingent or otherwise) of the Issuer at the respective dates thereof and will be prepared in accordance with generally accepted accounting principles, applied on a consistent basis;

     (c) the statement of earnings, retained earnings and changes in financial position of the Issuer, including the notes thereto, to be provided to the Member will in each case accurately and fairly present the results of the operations of the Issuer for the respective periods covered thereby and will be prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout such period;

     (d) the financial position of the Issuer as at the date hereof is no less favourable than that disclosed in the latest draft balance sheets provided to the Member;

     (e) the information concerning the Business which will be provided to the authors of the Reports will be accurate, complete and fair, and the Reports, to the best of the knowledge of the Issuer, will be fair and accurate in all particulars;

     (f) to the extent that they are required to do so, the authors of the Reports will possess all of the qualifications required by the Exchange and the Commission of authors of such reports;

     (g) the information contained in the sources and uses of funds statements to be provided to the Member hereunder will be accurate and complete;

     (h) the execution of this Agreement by the Issuer does not and will not conflict with, and does not and will not result in a breach of, or constitute a default under, any agreement or instrument to which the Issuer is a party, or by which the Issuer is bound, or the terms of the incorporating documents of the Issuer;

     (i) the execution of this Agreement has been authorized by all necessary corporate action on the part of the Issuer;

     (j)  as of the date hereof:

          (i) there has not been any Material Change in the assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of the Issuer;

          (ii) there has not been any Material Change in the capital or long-term debt of the Issuer;

          (iii) there has not been any Material Change in the Business, business prospects, condition (financial or otherwise) or results of the operation of the Issuer;

          from those disclosed in the most recent [consolidated] draft financial statements provided to the Member of which the Member has not been made aware by the Issuer;

          (k) since the date of the most recent financial statements provided to the Member, the Issuer has carried on the Business in the ordinary course;

          (l) the Issuer is duly registered and licensed to carry on business in the jurisdictions which it carries on business or owns property;

          (m) no order suspending the sale of or ceasing the trading in the Shares or other securities of the Issuer has been issued and not rescinded, revoked or withdrawn by any securities commission, regulatory authority or stock exchange in any jurisdiction, and no proceedings for that purpose have been instituted or are pending or are, to the knowledge of the directors or senior management of the Issuer, contemplated or threatened by any securities commission, regulatory authority or stock exchange;

          (n) no enquiry or investigation, formal or informal, in relation to the Issuer or the Issuer's directors or senior management, has been commenced or threatened by any official or officer of any securities commission, regulatory authority or stock exchange;

7.2 The representations and warranties of the Issuer set forth in Subsection 7.1 hereof shall continue to be true and accurate throughout the term of this Agreement.

7.3 The Issuer shall indemnify and save harmless the Member, and each director, officer, employee or agent of the Member (collectively, the "Indemnified Parties"), from and against all losses, claims, damages, liabilities, costs or expenses caused or incurred by the Indemnified Parties arising or resulting from any breach by the Issuer of any of the terms of this Agreement.

7.4 If any action or claim is brought against an Indemnified Party in respect of which indemnity may be sought from the Issuer pursuant to this Agreement, the Indemnified Party will promptly notify the Issuer in writing.

7.5 The Issuer will assume the defense of the action or claim, including the employment of counsel and the payment of all expenses.

7.6 The Indemnified Party will have the right to employ separate counsel, and the Issuer will pay the fees and expenses of such counsel.

7.7 The indemnity provided for in this Section will not be limited or otherwise affected by any other indemnity obtained by the Indemnified Party from any other person in respect of any matters specified in this Agreement and will continue in full force and effect until all possible liability of the Indemnified Party arising out of this Agreement has been extinguished by the operation of law.

7.8 If indemnification under this Agreement is found in a final judgment (not subject to further appeal) by a court of competent jurisdiction not to be available for reason of public policy, the Issuer and the Indemnified Parties will contribute to the losses, claims, damages, liabilities or expenses (or actions in respect thereof) for which such indemnification is held unavailable in such proportion as is appropriate to reflect the relative benefits to and fault of the Issuer, on the one hand, and the Indemnified Parties on the other hand, in connection with the matter giving rise to such losses, claims, damages, liabilities or expenses (or actions in respect thereof). No person found liable for a fraudulent misrepresentation (within the meaning of applicable securities laws)

                                      -11

will be entitled to contribution from any person who is not found liable for such fraudulent misrepresentation.

7.9 To the extent that any Indemnified Party is not a party to this Agreement, the Member will obtain and hold the right and benefit of this section in trust for and on behalf of such Indemnified Party.

8.        RIGHT OF FIRST REFUSAL

8.1 The Issuer will notify the Member of the terms of any equity financing that it requires or proposes to obtain during the term of this Agreement, and the Member will have the right of first refusal to provide any such financing.

8.2 The right of first refusal must be exercised by the Member within 15 days following the receipt of the notice referred to in Subsection 8.1 by notifying the Issuer that it will provide the financing on the terms set out in the notice.

8.3 If the Member fails to give notice within the time provided for in Subsection 8.2, the Issuer shall then be free to make other arrangements to obtain the financing from another source on the same terms or on terms no less favourable to the Issuer.

8.4 The Member's right of first refusal will not terminate if, on receipt of any notice from the Issuer under this Section, the Member fails to exercise the right.

8.5 The right of first refusal granted under this Section shall terminate one year from the Approval Date.

9.        TERMINATION

9.1 The Member may terminate this Agreement in any of the following events:

     (a) if an adverse Material Change (actual, anticipated or threatened) in the assets, liabilities (contingent or otherwise), business operations or capital of the Issuer should occur;

     (b) if, after completion of the Transaction, any order is made suspending trading in the Shares on the Exchange, or any order to cease or suspend trading in the Shares is made pursuant to any of the Canadian Securities Acts or is made by any other regulatory authority, and is not rescinded, revoked or withdrawn within 30 days of the making thereof;

     (c) if any enquiry or investigation (whether formal or informal) in relation to the Issuer or the Issuer's directors or senior management, is commenced or threatened by an officer or official of any securities regulatory authority in Canada or by any officer or official of any other competent authority;

     (d) if the Issuer shall at any time be in breach of any of the terms of this Agreement;

     (e) if the Issuer determines to take a course of action referred to in Subsections 5.4 or 5.5 to which the Member has notified the Issuer in writing it objects;

     (f) if the Member determines that any representation or warranty made by the Issuer in this Agreement is false or has become false.

9.2 Any termination by the Member hereunder shall be made by notice in writing to the Issuer. Notwithstanding the giving of any notice of termination hereunder, the expenses and fees agreed to be paid by the Issuer incurred up to the time of the giving of such notice shall be paid by the Issuer as herein provided.

9.3 The Issuer acknowledges and agrees that, if the Member terminates this Agreement, the Member shall comply with all applicable provisions of Policy No. 4 relating to termination of sponsorship, including the filing of a letter explaining the termination with the Exchange. In such event, the Member may disclose to the Exchange such information concerning the Issuer as the Member in its sole discretion considers to be necessary to fulfill its obligations to the Exchange and the requirements of Policy No. 4, including any information which the Issuer has disclosed to the Member on a privileged or confidential basis.

9.4 The rights of the Member to terminate this Agreement are in addition to such other remedies as it may have in respect of any default, misrepresentation, act or failure of the Issuer in respect of any of the matters contemplated by this Agreement.

9.5 The Issuer may terminate this Agreement upon giving 30 days written notice to the Member.

10.       EXPENSES OF MEMBER

10.1 The Issuer will pay all of the expenses reasonably incurred by the Member in connection herewith, including, without limitation, the fees and expenses of any solicitors which might be retained by the Member in connection herewith.

10.2 The Member may, from time to time, render accounts for such expenses to the Issuer for payment on the dates set out in such accounts.

10.3 The Issuer's covenant to pay the Member's expenses shall survive termination of this Agreement.

11.       NOTICE

11.1 Any notice under this Agreement will be given in writing and must be delivered, sent by facsimile transmission or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by such party in writing.

11.2 If notice is sent by facsimile transmission or is delivered, it will be deemed to have been given at the time of transmission or delivery.

11.3 If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

11.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or prior to or within 48 hours of the time a notice is mailed the notice will be sent by facsimile transmission or will be delivered.

12.       TIME

Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

13.       LANGUAGE

Wherever a singular or masculine expression is used in this Agreement, that expression is deemed to include the plural, feminine or the body corporate where required by the context.

14.       ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto.

15.       COUNTERPARTS

This Agreement may be executed in two or more counterparts and may be delivered by telecopier. Each executed counterpart will be deemed to be an original, and all of them will constitute one agreement, effective as of the reference date given above.

16.       HEADINGS

The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

17.       ENUREMENT

This Agreement enures to the benefit of and is binding on the parties to this Agreement and their successors.

18.       LAW

This Agreement is governed by the law of British Columbia, and the parties hereto irrevocably attorn and submit to the jurisdiction of the courts of British Columbia with respect to any dispute related to this Agreement.

The common seal of             )
CANACCORD CAPITAL CORPORATION  )
was hereunto affixed in the    )
presence of:                   )
                               )
                               )
-----------------------        )
Authorized Signatory           )                                         c/s
                               )
                               )
-----------------------        )
Authorized Signatory           )
                               )
                               )
The common seal of             )
PANORAMIC CARE MANAGER, INC.   )
was hereunto affixed in the    )
presence of:                   )
                               )
                               )
-----------------------        )
Authorized Signatory           )                                         c/s
                               )
                               )
-----------------------        )
Authorized Signatory           )